UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): March 22, 2007

AMERIGROUP Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-31574	54-1739323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Corporation Lane, Virginia Beach, Virginia	23462
(Address of principal executive offices)	(Zip Code)
(757) 490-6900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 22, 2007, AMERIGROUP Corporation (the “Company”) announced its intention to offer convertible senior notes in a private offering, subject to market conditions and other factors. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby filed.
     On the same date, the Company announced the pricing of the offering of $240 million in aggregate principal amount of 2.00% convertible senior notes due 2012. A copy of the press release is attached hereto as Exhibit 99.2, is incorporated herein by reference, and is hereby filed.

Exhibit
Number	Description

99.1	Press Release of AMERIGROUP Corporation dated March 22, 2007
99.2	Press Release of AMERIGROUP Corporation dated March 22, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGROUP Corporation Date: March 23, 2007
By:	/s/James W. Truess
	Name:	James W. Truess
	Title:	Executive Vice President and Chief Financial Officer